Exhibit 10.2

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of December 16, 2005 among SPRINT NEXTEL CORPORATION (formerly known as Sprint Corporation) (the “Company”), SPRINT CAPITAL CORPORATION (“Sprint Capital” and together with the Company, the “Borrowers”) and the Lenders executing this Amendment No. 1 on the signature pages hereto.

The Borrowers, the lenders party thereto (including the Lenders executing this Amendment No. 1 on the signature pages hereto), and Citibank, N.A., as Administrative Agent, are parties to a 364-Day Credit Agreement dated as of June 21, 2005 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said lenders to the Borrowers in an aggregate principal or face amount not exceeding $1,000,000,000.

The Borrowers and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the execution hereof by the Borrowers and Lenders party to the Credit Agreement constituting the Required Lenders, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following definition in the appropriate alphabetical location (to the extent not already included in said Section 1.01):

“Sprint Nextel Credit Agreement” means the Credit Agreement to be dated on or about December 19, 2005 among the Company, Nextel Communications, Inc., Sprint Capital, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as modified and supplemented and in effect from time to time.

Amendment No. 1

2.03. Subsidiary Debt. Section 5.02(e)(vi) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(vi) other Debt in an aggregate amount not to exceed $200,000,000 at any one time outstanding (and, in the case of Nextel Communications, Inc., Debt under the Sprint Nextel Credit Agreement),”

Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

SPRINT NEXTEL CORPORATION

By:	/s/ Richard S. Lindahl
Name:	Richard S. Lindahl
Title:	Vice President & Treasurer

SPRINT CAPITAL CORPORATION

By:	/s/ Richard S. Lindahl
Name:	Richard S. Lindahl
Title:	Vice President & Treasurer

Amendment No. 1

LENDERS

Bank of America, N.A.

By	/s/ Scott Conner
Name:	Scott Conner
Title:	Vice President

Citibank, N.A.

By	/s/ Freddy Boom
Name:	Freddy Boom
Title:	Director

Deutsche Bank AG New York Branch

By	/s/ David Dickinson
David Dickinson
Director

By	/s/ Andreas Neumeier
Andreas Neumeier
Director

Fifth Third Bank

By	/s/ Megan S. Heisel
Name:	Megan S. Heisel
Title:	Fifth Third Bank

JPMORGAN CHASE BANK, N.A.

By	/s/ Tracey Navin Ewing
Name:	Tracey Navin Ewing
Title:	Vice President

Amendment No. 1

KeyBank National Association

By	/s/ Daniel DiMarco
Name:	Daniel DiMarco
Title:	Assistant Vice President

LEHMAN BROTHERS BANK, FSB

By	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

MERRILL LYNCH BANK USA

By	/s/ Louis Alder
Name:	Louis Alder
Title:	Director

The Northern Trust Company

By	/s/ Preeti Sullivan
Name:	Preeti Sullivan
Title:	Vice President

UMB Bank, n.a.

By	/s/ David A. Proffitt
Name:	David A. Proffitt
Title:	Senior Vice President

Wachovia Bank, N.A.

By	/s/ Scott Suddreth
Name:	Scott Suddreth
Title:	Vice President

Amendment No. 1

Wells Fargo Bank, N.A.

By	/s/ Thiplada Siddiqui
Name:	Thiplada Siddiqui
Title:	Vice President

By	/s/ Peter Martinets
Name:	Peter Martinets
Title:	Vice President

WILLIAM STREET
COMMITMENT CORPORATION
(Recourse only to assets of William Street
Commitment Corporation)

By	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

Amendment No. 1